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                              Janus Investment Fund

                         Supplement dated March 17, 2009
                       to Currently Effective Prospectuses

                 NOTICE REGARDING IMPORTANT CHANGES TO YOUR FUND

The Board of Trustees of your trust, the Janus Investment Fund trust (the "JIF Trust") has approved certain changes to your Fund to be effective on or about July 6, 2009. The changes are part of a larger effort by Janus Capital Management LLC ("Janus Capital") to reorganize and simplify its mutual fund platform to better meet the changing needs of investors and advisors (the "Reorganization"). Janus Capital believes that this Reorganization, which is detailed below, will provide both meaningful short- and long-term benefits to Fund shareholders, and will enable Janus Capital to manage and operate its mutual fund platform more effectively and more efficiently.

As of the effective date of the Reorganization, currently anticipated to be on or about July 6, 2009, Janus Capital will close the direct investment platform to new investors but continue to make the direct platform available to existing direct investors as explained in greater detail below. Existing shareholders will continue to receive the same services, including exchanges and purchases into new and existing Janus funds, accessing your account online, discussing your account with a Janus representative, and receiving shareholder communications.

The Reorganization involves certain funds that are series of the Janus Adviser Series trust ("JAD Trust") being merged into various corresponding funds (each a "Fund" and collectively, the "Funds") that are series of your trust. Janus Capital has historically organized its retail mutual funds into two separate and distinct corporate structures, called "trusts." The original mutual fund trust, the JIF Trust, was designed to offer shares using only one no-load pricing model to primarily meet the needs of the self-directed investor. In 2000, the JAD Trust was introduced to offer multi-class pricing to facilitate the sale of shares of Janus mutual funds through Janus Capital's network of third-party intermediaries. The two trusts have very similar product offerings that are managed by the same investment personnel. In response to changing market conditions and investor movement towards advice-driven channels, Janus Capital believes that it is in the best interests of all fund shareholders to create one combined mutual fund platform with multi-share class pricing that is designed to meet the needs of various types of investors.

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As of the date of the Reorganization (and assuming effectiveness of the
Reorganization), the following changes will be made:

INVESTMENTS BY DIRECT SHAREHOLDERS
- Janus Capital will no longer accept orders directly from new shareholders for purchases of JIF Fund shares. Shareholders of the Funds who hold accounts directly with Janus Capital can continue to invest directly with Janus Capital in their Fund and the same class of any of the other JIF Funds after the Reorganization. In addition, immediate family members or members of the same household of the individual investor may open new accounts and make purchases and exchanges in the JIF Funds. Individual investors can access Janus funds through a variety of outlets, including financial advisors or other third-party intermediaries. Under certain circumstances, where there has been a change in the form of ownership due to, for example, legal proceedings, estate settlements, or the gifting of shares, the recipient of those shares, if held directly with Janus Capital, may continue to invest directly with Janus Capital.
- Directors, officers, and employees of Janus Capital Group Inc. and its affiliates, as well as Trustees and officers of the Funds, may continue to invest directly with Janus Capital.

SHARE CLASS NAMING
- For Funds that currently have only one class of shares (the "initial shares"), these shares of the Funds will be named Class J Shares.
- For Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund, Investor Shares will be renamed as Class J Shares, and Institutional Shares will be renamed as Class L Shares.
- For Janus Money Market Fund and Janus Government Money Market Fund, Investor Shares will be renamed as Class J Shares.

CHANGE OF MEASURING CLASS FOR FUNDS WITH PERFORMANCE-BASED FEES
For all Funds that have an advisory fee that adjusts up or down based on the performance of the Fund, as of the date of the Reorganization, Class A Shares (waiving the upfront sales load) will become the share class used to calculate the performance adjustment component of the performance-based investment advisory fee. For periods prior to the date of the Reorganization, the initial share class (Investor Shares for Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund) will be used for purposes of measuring the Fund's investment performance and calculating the performance fee. Class A Shares for each Fund are anticipated to be effective with the Securities and Exchange Commission on or about the date of the Reorganization.

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INVESTMENT ADVISORY FEE FOR JANUS FLEXIBLE BOND FUND
In connection with the Reorganization (and assuming consummation of the Reorganization), Janus Flexible Bond Fund's investment advisory fee rate will change as noted in the following table. Janus Flexible Bond Fund will be acquiring Janus Adviser Flexible Bond Fund, a series of the JAD Trust. The potential impact of this Reorganization on the investment advisory fee rate is shown below, assuming the Reorganization occurred on October 31, 2008.

                                                           Effective Advisory Fee
               Advisory Fee Rate Schedule                           Rate
----------------------------------------------------------------------------------
          Current                     Pro Forma           Current        Pro Forma
----------------------------------------------------------------------------------
   First $300 million:
     0.58%                    First $300 million: 0.50%
   Over $300 million:
     0.48%                     Over $300 million: 0.40%    0.52%           0.43%
----------------------------------------------------------------------------------


EXPENSE LIMITATIONS
In connection with the Reorganization, Janus Capital has agreed to waive all or a portion of its investment advisory fee for certain Funds to the extent total operating expenses for a share class (excluding, for the Janus Smart Portfolios, any expenses of an underlying fund) exceed an expense limit. Certain expenses are excluded from the expense limit with respect to your share class, including transfer agency fees, any applicable performance adjustment to an investment advisory fee, as well as the amount of any items not normally considered operating expenses such as interest, dividends, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs, acquired fund fees and expenses, and any indemnification related thereto) paid or payable by the Fund. For those Funds that currently have an expense limitation agreement with Janus Capital, this new agreement is similar with the exception that transfer agency fees and performance adjustments to the investment advisory fee, as applicable, are now excluded from the expense limit. The current agreements expire upon the launch of new share classes into a Fund, at the time of the Reorganization (anticipated on or about July 6, 2009). The change in expense limits and terms of the agreement may increase or decrease your Fund's total net expense ratio from what it would have been had the current expense limitation agreements been in effect as of the Reorganization. The chart below shows any current expense limits and the new expense limits agreed to by Janus Capital that are contingent upon and effective with the Reorganization (not including expenses that are otherwise excluded). Each new expense limit agreement continues until November 1, 2010.

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
                                                  Current            New
Fund                                           Expense Limit    Expense Limit
-----------------------------------------------------------------------------
  INTECH Risk-Managed Core Fund                     N/A             0.89%
  Janus Balanced Fund                               N/A             0.76%
  Janus Contrarian Fund                             N/A             0.89%
  Janus Enterprise Fund                             N/A             0.90%
  Janus Flexible Bond Fund*                        0.93%            0.55%
  Janus Fund                                        N/A             0.78%
  Janus Growth and Income Fund                      N/A             0.73%
  Janus High-Yield Fund*                           0.90%            0.78%
  Janus Orion Fund                                  N/A             0.90%
  Janus Overseas Fund                               N/A             0.92%
  Janus Research Core Fund                          N/A             0.66%
  Janus Short-Term Bond Fund*                      0.64%            0.55%
  Janus Smart Portfolio-Conservative*              0.17%            0.40%
  Janus Smart Portfolio-Growth*                    0.24%            0.45%
  Janus Smart Portfolio-Moderate*                  0.20%            0.39%
  Janus Triton Fund*                               1.25%            1.05%
  Janus Worldwide Fund                              N/A             1.00%
  Perkins Mid Cap Value Fund                        N/A             0.86%
  Perkins Small Cap Value Fund                      N/A             0.96%
-----------------------------------------------------------------------------


  * For those Funds that have a current expense limitation agreement and that will enter into a new expense limitation agreement with Janus Capital, the total net expense ratio, showing the impact of the current and new expense limit as if those limits were in effect as of October 31, 2008, are as follows: Janus Flexible Bond Fund 0.78% (current) and 0.73% (new); Janus High-Yield Fund 0.91% (current) and 0.91% (new); Janus Short-Term Bond Fund 0.65% (current) and 0.74% (new); Janus Smart Portfolio-Conservative 0.96% (current) and 1.04% (new); Janus Smart Portfolio-Growth 1.07% (current) and 1.08% (new); Janus Smart Portfolio-Moderate 1.01% (current) and 1.04% (new); and Janus Triton Fund 1.21% (current) and 1.21% (new).

Investors in the Funds should consider this information in making a long-term investment decision.

                Please retain this Supplement with your records.